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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (Date of earliest event reported): MARCH 15, 1999



                         DURA AUTOMOTIVE SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)



         0-21139                                         38-3185711
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
              (Address of Principal Executive Offices) (Zip Code)


                                (612) 342-2311
             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated March 15, 1999, relating to events occurring on March 15, 1999 and March 23, 1999, as set forth in the pages attached hereto.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            (1) The audited financial statements for Excel Industries, Inc., the business acquired, as of and for each of the three years in the period ended January 2, 1999, together with a report of independent public accountants, are hereby filed as part of this Report on Form 8-K/A in the form attached as Exhibit 99.A.

            (2) The audited financial statements for Adwest Automotive Plc, the business acquired, as of and for each of the three years in the period ended June 30, 1998, together with a report of independent public accountants, and the unaudited financial statements as of and for the period ended December 31, 1998 are hereby filed as part of this Report on Form 8-K/A in the form attached as Exhibit 99.B.

        (b) PRO FORMA FINANCIAL INFORMATION.

            The required unaudited pro forma financial information for the transactions that are the subject of this report, prepared as of December 31, 1998 and March 31, 1999, are hereby filed as part of this Report on Form 8-K/A in the form attached as Exhibit 99.C.

        (c) EXHIBITS.

            23.1  Consent of Arthur Andersen LLP.
            23.2  Consent of KPMG Audit Plc.


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                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.


Date:  June 18, 1999              By: /s/ Stephen E.K. Graham
                                     ------------------------------------------
                                 Name:   Stephen E.K. Graham
                                 Title:  Vice President and Chief Financial
                                         Officer (Principal Accounting and
                                         Financial Officer)